Valeritas Corporate Presentation NASDAQ: VLRX September 2019 Improving health and simplifying life for people with diabetes 1

Forward Looking Statements This presentation shall not be deemed an offer to sell securities nor a solicitation of an offer to purchase securities. Any sale by the company shall be made pursuant to a definitive purchase agreement. Unless otherwise stated in this presentation, references to “Valeritas,” “we,” “us,” “our” or “our company” refer to Valeritas Holdings, Inc. and its subsidiaries. This presentation contains estimates, projections and forward-looking statements. Our estimates, projections and forward-looking statements are based on our management’s current assumptions and expectations of future events and trends, which affect or may affect our business, strategy, operations or financial performance, including but not limited to our revenue, gross margin and cash- flow break-even projections. Although we believe that these estimates, projections and forward-looking statements are based upon reasonable assumptions and expectations, they are subject to numerous known and unknown risks and uncertainties and are made in light of information currently available to us. Many important factors may adversely and materially affect our results as indicated in forward-looking statements. All statements other than statements of historical fact are forward-looking statements. The words “believe,” “may,” “might,” “could, “would,” “will,” “aim,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “plan” and similar words are intended to identify estimates, projections and forward-looking statements. Estimates, projections and forward- looking statements speak only as of the date they are made, and, except to the extent required by law, we undertake no obligation to update or review any estimate, projection or forward-looking statement because of new information, future events or other factors. Our estimates, projections and forward-looking statements may be influenced by one or more of the following factors: • our history of operating losses and uncertainty regarding our ability to achieve profitability; • our reliance on V-Go® Wearable Insulin Delivery device, or V-Go®, to generate all of our revenue; • our inability to retain a high percentage of our patient customer base or our significant wholesale customers; • the failure of V-Go® to achieve and maintain market acceptance; • our inability to operate in a highly competitive industry and to compete successfully against competitors with greater resources; • competitive products and other technological breakthroughs that may render V-Go® obsolete or less desirable; • our inability to maintain or expand our sales and marketing infrastructure; • any inaccuracies in our assumptions about the insulin-dependent diabetes market; • manufacturing risks, including risks related to manufacturing in Southern China, damage to facilities or equipment and failure to efficiently increase production to meet demand; • our dependence on limited source suppliers and our inability to obtain components for our product; • our failure to secure or retain adequate coverage or reimbursement for V-Go® by third-party payers; • our inability to enhance and broaden our product offering, including through the successful commercialization of the V-Go® SIMTM and V-Go® pre-fill; • our inability to protect our intellectual property and proprietary technology; • our failure to comply with the applicable governmental regulations to which our product and operations are subject; • our ability to operate as a going concern; and • our liquidity. ©2019 Valeritas, Inc. 2

Valeritas: Large Market Opportunity & Poised for Significant Value Creation Unrivaled Market Highly Attractive Opportunity Financial Profile Solid Top-Line Growth  Global Type 2 diabetes  Gross Margins ~50%  New commercial model pandemic tracking to 80% validated  5.6 million U.S. Type 2  Profitability can be attained  Significant opportunity to patients already on insulin well before 80% further enhance growth ©2019 Valeritas, Inc. 3

Key Problem Managing Type 2 Diabetes

"Drugs don't work in people who don't take them" – C. Everett Koop, M.D.[1]

Current Insulin Delivery Standard of Care




SHARPS CONTAINER
BIOHAZARD INFECTIOUS WASTE



Type 2 Insulin Users Intentionally Skip and/or Forget to Take Injections[2]

Most Type 2 patients will not inject away from home[3]


28%
72%
Inject Away From Home
Do Not Inject Away From Home

1. Eur J Heart Fail. 2017 Nov;19(11):1412-1413
2. Randlov J, et al. J Diabetes Schi Technol. 2008;Mar;2(2):229-35
3. Data from U.S. Roper Diabetes Patient Market study provided by GfK Custom Research LLC and distributed only with express written permission of GfK Custom Research LLC. This study is an annual survey of over 2,000 diabetes patients (n=2,104 in 2011; 692 who use insulin) via telephone and internet.

©2019 Valeritas, Inc.

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Valeritas’ Massive U.S. Market Opportunity Our Core Focus 5.6M 4.5M ~23M Not Achieving Type 2 Insulin DiagnosedType 2 with Type 2 A1c Goal3,4 Users2 TypeNot 2on Diabetes Insulin 1 Insulin Users (~ (~5.6M) $11.3B5 Source: Company data, kff.org Annual U.S. 1. CDC National Diabetes Statistics Report, 2017 Market Opportunity 2. U.S. Roper Diabetes Market Study provided by GfK Customer Research LLC 3. A1c is a measure of glucose control 4. Patients not achieving A1c goal extrapolated based on findings by Grabner demonstrating 80% of patients prescribed insulin are not achieving A1c goal. Grabner, ClinicoEconomics and Outcomes Research 2013:5 471–479 5. Net revenue. ©2019 Valeritas, Inc. 5

4.5M U.S. Type 2 Patients on Insulin are Not Achieving A1c Goal Despite Serious Health Consequences % of Type 2 Patients on Insulin NOT at Goal1 Impact of Improving A1c Control2 Every 1% improvement in A1c decreases diabetes related events in: AT A1c Goal NOT AT A1c Goal 20% 80% Deaths Heart Attacks 21% 14% Microvascular Complications Amputation or Death from PVD* 37% 43% 1. Grabner M, et al. Clinicoecon Outcomes Res. 2013;5:471-479 2. Stratton IM et al. BMJ. 2000;321:405-412. * Peripheral Vascular Disease ©2019 Valeritas, Inc. 6

Our Solution, V-Go®: Discreet, Effective & Simple to Use Designed for the Patient with Type 2 Diabetes Discreet Simple to Use Convenient Benefits Better A1c Control* Of V-Go Cost Neutral Self-contained Sharps Container Pharmacy vs. DME ©2019 Valeritas, Inc. 7 * Company data, kff.org (16 published clinical papers and 64 presentations at National Conferences)

V-Go® Competition: Pens not Pumps Unique needs of Patients with Type 2 Diabetes Creates Valeritas’ Opportunity & Differentiates it from Others TYPE 1 TYPE 2 Typical Patient Engaged / Advocate Embarrassment / Stigma Attitude Complex Device More Likely Less Likely Acceptable? (~30% of Type 1 are on pump therapy)1 Willing to Participate More Likely Less Likely in Extensive Training V-Go® Therapy Solutions Offered / Competitors 1. Sikes, et al. Diabetes and the Use of Insulin Pumps. 2016 ©2019 Valeritas, Inc. 8

New Higher-Service Sales and Marketing Model Model validated, driving targeted account penetration and robust top-line growth DIRECT SALES REPs ON-LINE ADs INDIRECT REPs EDUCATION PROMOTION Clinical Education DEMO KIT Team DESIRE PRESCRIBE Direct to Patient KOLs Marketing PATIENT PHYSICIAN V-Go Cares Patient • Activate patients to seek and ask for V-Go® • Target high insulin volume prescribers CONFERENCES Support Program • Direct-to-Patient multi-channel marketing • High frequency of office contact • Patient education and support • High support with service to prescriber and patient ©2019 Valeritas, Inc. 9

V-Go® Cares Supporting Patients at a New Level TM V-Go Cares Patient Support In-Person V-Go Training Demo Kits Customer Coaching Benefit Coaching with Clinical CRM & CRM Service (Initiation) Verification (Support) Education (VCC) Team Coaching • Supporting patients at an entirely new level • Matching the standard for insulin devices • One of the most significant customer support initiatives in two years CDE Coaches*, Live conversations followed up with including bilingual digital reinforcement communications * CDE: Certified Diabetes Educator ©2019 Valeritas, Inc. 10

Direct Sales Footprint – Significant Organic Growth Opportunity With sales model validated top-line growth can be accelerated by disciplined sales force expansion . Currently ~75 direct reps . ~50 in 2018, . added 25 reps in Q1‘19 . Large markets under- represented or uncovered . Potential to rapidly accelerate revenues via proven sales model ©2019 Valeritas, Inc. 11

Strong Clinical Evidence Demonstrated Statistically Significant Improvements in A1c1-11 Published 16 Clinical Papers Improved Diabetes Management Performance Measures4,7,9,10,11 V-Go® >1,500 Patients Studied Lowered Total Daily Dose of Insulin Presentations 1-11 (Prescribed / Administered) at National 64 Conferences Demonstrated Cost Savings Compared to Baseline or Other Insulin Regimens4,6-8,11 1. Rosenfeld CR, et al. Endocr Pract. 2012; 18 (5):660-667. 2. Grunberger, G, et al. Poster presented at 73rd Scientific Sessions of the ADA; 2013 June 21-25; Chicago, IL. 985-P. 3. Omer, A. et al. Poster presented at 73rd Scientific Sessions of the ADA; 2013 June 21-25; Chicago, IL. 980-P. 4. Lajara, R, et al. Drugs-Real World Outcomes 2016 Jun 2;3(2):191-199. 5. Lajara R, et al. Diabetes Ther. 2015;6 (4):531-545. 6. Lajara R et al. Endocr Pract. 2016 June; 22 (6): 726-725. 7. Sutton D, et al. Advances in Therapy. 35(5), 631-643 2018. 8. Cziraky M, et al. JHEOR 2019;6(2):70-83. 9. Wu P, et al. Poster presented at AACE 27th Annual Scientific Meeting, May 2018. 10. Hundal R, et al. Poster presented at the Academy of Managed Care Pharmacy, April 2018. 11. Everitt B, et al. Research in Social and Administrative 12 Pharmacy, https://doi.org/10.1016/j.sapharm.2018.09.016

Robust Clinical Data

Demonstrated Ability of V-Go® to Deliver Clinically Relevant Reductions in A1c with Less Insulin


V-GoAL[1]
SIMPLE[2]
VALIDATE 1[3]
EVIDENT[4]
IMPROVE[5]
JONES[6]
KAISER[7]
UMASS[8]
MOTIV[9]
ENABLE[10]
Baseline
9.9% N=169 3 to 4 months
8.8% N=87 3 months
9.6% N=204 7 months
9.6% N=85 8 months
9.8% N= 103 14 months
9.1% N=69 Up to 1 yr
9.8% N=60 3 months
10.7% N=14 3 months
8.7% N=15 4 months
9.2% N=283 7 months
V-Go Duration
Change in A1c†
-1.0
-0.7
-1.8
-1.4
-1.7
-0.8
-1.3
-2.4
-1.6
-1.0
Insulin Decrease
24%
18%
41%†
6%
20%
20%
34%
46%
58%
18%

Baseline Insulin Dose U/day: V-GoAL-71, SIMPLE-62, VALIDATE 1-99, EVIDENT-67, IMPROVE-84, Jones-76, KAISER-72, UMASS-119, MOTIV-144 and ENABLE-76

†Change in A1c based on mean V-Go Duration rounded to the nearest month. Protocol for V-GoAL study specified end of study A1c as 3 months (+30 days) from baseline. Duration for JONES study varied by patient with up to 1 year of V-Go use.

†Insulin change reported based on comparison to prescribed upper limit at baseline

1. Cziraky M, et al. *JHEOR* 2019;6(2):70-83. 2. Grunberger G, et al. Poster presented at 73rd Scientific Sessions of the ADA, June 2013. 3. Lajara R, et al. *Diabetes Therapy*. 2015;6(4):531-545. 4. Everitt B, et al. *Research in Social and Administrative Pharmacy*, https://doi.org/10.1016/j.sapharm.2018.09.016. 5. Sutton D, et al. *Advances in Therapy*. 35(5), 631-643 2018. 6. Sink J, et al Poster Presented at Diabetes Technology Meeting, Nov. 2014. 7. Wu P, et al. Poster presented at AACE 27th Annual Scientific Meeting, May 2018. 8. Omer A, et al. Poster presented at ADA 73rd Scientific Sessions, June 2013. 9. Mehta S, et al. *Annals of Diabetes, Metabolic Disorders & Control*. 2018; 1(2):120. 10. Hundal R, et al. Poster presented at the Academy of Managed Care Pharmacy, April 2018. 11. Valeritas has additional smaller studies not disclosed in this summary.

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V-Go®: Improved A1c Control with Less Insulin

A prospective study of 415 patients shows advantage of V-Go vs. Standard Treatment Optimization (STO)[1, 2]

Greater Improvement in A1c[1]


V-Go
n=169
STO
n=246
Change in A1c (%)
-1.0*†
-0.5*
P = 0.002

N= 415 patients across 52 Sites with duration of up to 4 months

Less Insulin Used & More Cost Effective[1,2]

29%†
Less Insulin
with V-Go vs STO at 4 months across All Patients

V-Go $24.48 vs STO $39.95 per patient per day for each 1% drop in A1c[a2]

33%†
Less Insulin
with V-Go vs STO at 4 months across MDI Subset

V-Go $24.02 vs STO $58.86 per patient per day for each 1% drop in A1c[a1]

Study conducted by HealthCore, Inc., an outcomes research subsidiary of Anthem, Inc.
STO included patents currently using insulin therapy with a total daily dose of 30 U to 120 u/day and treated using standard of care by their physician, without forced or mandated protocols or titration regimens
*Significant compared to baseline. †Significant between groups. Statistical significance between groups was maintained when adjusted for imbalance in baseline A1c (data on file).
Baseline A1C (%): V-Go 9.9 and STO 9.3 Baseline compared to study end for total daily insulin dose (u/day): All patients (N=415): V-Go 71 to 54 and STO 72 to 72. MDI Subset (N=208): V-Go 75 vs 55 and STO 77 to 77.
a. Cost is calculated as the sum of the WAC cost for all diabetes treatments including insulin, delivery method and concomitant medications and based on per patient/day (PPPD) at study end.

1. Cziraky M, et al. *JHEOR* 2019;6(2):70-83. 2. Abbott, S, et al. Presented as an oral presentation at the 77th ADA Scientific Sessions, San Diego, CA 2017.

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Strong Gross Margin Mitigates Capital Needs to Break-Even Quarterly Revenue Level at Which 45% Historical and Projected Gross Margin Gross Margin was Achieved* vs. ($ in million) Revenue $61.1 ~25% 80% Margin Improvement $26.4M $20M $20M 47% $27.0 40% $18M 36% $21.4 21% $5.8 Valeritas Dexcom Tandem Insulet 2015 2016 2017 2018 Projected *Respective past company public filings. Gross margins from each company and product may not be directly comparable ©2019 Valeritas, Inc. 15

Robust Pipeline to Drive Long-Term Growth V-Go® is a platform with the potential to disrupt the diabetes & insulin markets V-Go® Prefill1,3 h-PatchTM4 (Simple Insulin Management)1,2 Being developed to: (core technology behind V-Go) Being developed to: • Eliminate filling step as it would include a Potential future uses: prefilled insulin cartridge • Provide connectivity to smart phones and • Combines advantages of transdermal patches • Eliminate need for & cost of V-Go® EZ Fill support data aggregation on partner platforms with accuracy and flexibility of conventional • Lower number of co-pays2 • Permit tracking and reporting of basal rate and ambulatory pumps bolus insulin usage • Provide revenue from insulin • Covers wide range of therapeutic applications • Assist in diabetes management and HCP-patient • Expand target population (1st line Insulin) • Pre-filled liquid or point-of-care fill engagement • Extend patent life to 2032 • Good for drugs with short half-lives or • Improve patient adherence frequent / cumbersome dosing regimes 1. Product currently under development. 2. We expect market introduction in the US of the V-Go SIM by the end of 2019. 3. Assumes V-Go® devices and insulin cartridges packaged in a single box under a single NDC thereby potentially reducing the number of prescriptions and the number of co-pays required per patient. 4. The potential use of this technology with other future applications is currently under development and will require regulatory approval. ©2019 Valeritas, Inc. 16

Growth and Milestones to Drive Significant Shareholder Value Grow Our Share Expand Our Reach Leverage Pipeline Launch Expand V-Go Prefill Advance Sales Force Product Launch V-Go Next in U.S. Collaborate V-Go SIMTM Gen / Line Launch with (Int’l) Extensions Payors V-Go SIMTM Expand h-Patch Expansion of (U.S.) Technology Int’l Sales Force Increase Preferred Distrib. prudently Formulary V-Go® Share Partners in U.S. Position V in U.S. Targeted A Accounts L U E CONTINUED GROWTH IN U.S. WITH HIGH TOUCH / HIGH SERVICE MODEL SHORT-TERM 6 – 18 months MID-TERM 1 – 3 Years LONGER-TERM > 3 years Core Technology= h-patch platform OUS= Outside the United States Line Extensions= V-Go® Link, V-Go® Prefill and future product developments ©2019 Valeritas, Inc. 17

Financial Summary 2Q 2019 y/y Comparison Financial Summary Quarterly Summary YTD Summary ($ in millions) 2Q19 2Q18 Change 2019 2018 Change Revenue $7.5 $6.5 +15.7% $13.9 $12.6 +10.7% Gross Profit $3.7 $3.1 +20.3% $6.8 $6.0 +12.9% Gross Margin 49.5% 47.6% +190 bp 48.6% 47.6% +100 bp Net Loss $14.0 $11.0 +27.1% $28.7 $22.5 +27.4% Cash and Cash Equivalents $27.3 $33.0 -17.5% $27.3 $33.0 -17.5% Total Debt $41.7 $38.0 +9.6% $41.7 $38.0 +9.6% 18 ©2019 Valeritas, Inc.

Valeritas: Large Market Opportunity & Poised for Significant Value Creation Unrivaled Market Highly Attractive Opportunity Financial Profile Solid Top-Line Growth  Global Type 2 diabetes  Gross Margins ~50%  New commercial model pandemic tracking to 80% validated  5.6 million U.S. Type 2  Profitability can be attained  Significant opportunity to patients already on insulin well before 80% further enhance growth ©2019 Valeritas, Inc. 19

Valeritas Corporate Presentation NASDAQ: VLRX September 2019 Improving health and simplifying life for people with diabetes 20